Intangible Assets	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Intangible Assets
16.  Intangible Assets

		Other intangible assets
	Goodwill $m	Marketing- related $m	Customer- related (i) $m	Contract- based $m	Total $m
At 31 December 2020
Cost/deemed cost	9,790	172	601	75	10,638
Accumulated amortisation (and impairment charges)	(758)	(85)	(361)	(61)	(1,265)
Net carrying amount	9,032	87	240	14	9,373

At 1 January 2020, net carrying amount	9,093	95	265	22	9,475
Translation adjustment	198	1	2	-	201
Reclassifications	-	-	-	(5)	(5)
Arising on acquisition (note 32)	157	2	29	-	188
Disposals	(6)	-	-	-	(6)
Amortisation charge for year (ii)	-	(11)	(56)	(3)	(70)
Impairment charge for year (iii)	(410)	-	-	-	(410)
At 31 December 2020, net carrying amount	9,032	87	240	14	9,373

The equivalent disclosure for the prior year is as follows:

At 31 December 2019
Cost/deemed cost	9,413	167	575	87	10,242
Accumulated amortisation (and impairment charges)	(320)	(72)	(310)	(65)	(767)
Net carrying amount	9,093	95	265	22	9,475

At 1 January 2019, net carrying amount	9,294	87	248	27	9,656
Translation adjustment	51	-	1	-	52
Arising on acquisition (note 32)	310	19	84	-	413
Disposals	(562)	(1)	(17)	-	(580)
Amortisation charge for year (ii)	-	(10)	(51)	(5)	(66)
At 31 December 2019, net carrying amount	9,093	95	265	22	9,475

At 1 January 2019
Cost/deemed cost	9,622	158	678	91	10,549
Accumulated amortisation (and impairment charges)	(328)	(71)	(430)	(64)	(893)
Net carrying amount	9,294	87	248	27	9,656

(i)	The customer-related intangible assets relate predominantly to non-contractual customer relationships.

(ii)	The amortisation charge primarily relates to customer-related intangible assets. The charge in 2019 and 2018 includes $2 million and $2 million respectively, relating to discontinued operations.

(iii)	Further details on note (iii) are set out overleaf .

Annual goodwill testing

The net book value of goodwill capitalised under previous GAAP (Irish GAAP) as at the transition date to IFRS (1 January 2004) has been treated as deemed cost. Goodwill arising on acquisition since that date is capitalised at cost.

Cash-generating units
Goodwill acquired through business combination activity has been allocated to CGUs that are expected to benefit from synergies in that combination. The CGUs represent the lowest level within the Group at which the associated goodwill is monitored for internal management purposes, and are not larger than the operating segments determined in accordance with IFRS 8. A total of 22 (2019: 25) CGUs have been identified and these are analysed between the three business segments below. The decrease in the number of CGUs in 2020 relates to organisational changes in our Americas Materials and Business Products segments. All businesses within the various CGUs exhibit similar and/or consistent profit margin and asset intensity characteristics. Assets, liabilities, deferred tax and goodwill have been assigned to the CGUs on a reasonable and consistent basis.

	Number of cash-generating units		Goodwill
	2020	2019	2020 $m	2019 $m

Americas Materials	5	7	4,057	3,997
Europe Materials	16	16	2,402	2,645
Building Products	1	2	2,573	2,451
Total Group	22	25	9,032	9,093

Impairment testing methodology and results

Goodwill is subject to impairment testing on an annual basis. The recoverable amount of 22 CGUs is determined based on a value-in-use
computation, using Level 3 inputs in accordance with the fair value hierarchy.

Among other macroeconomic considerations the impact of the
COVID-19
pandemic has been factored into our impairment testing. The cash flow forecasts are primarily based on a five-year strategic plan document formally approved by the Board of Directors and specifically exclude the impact of future development activity. To align with the Group’s acquisition modelling methodology, these cash flows are projected forward for an additional five years to determine the basis for an annuity-based terminal value. As in prior years, the terminal value is based on a
20-year
annuity, with the exception of certain long-lived cement assets, where an assumption of a
30-year
annuity has been used. Projected cash flows beyond the initial evaluation period have been extrapolated using real growth rates ranging from 1.6% in the Americas, 0.7% to 2.0% in Europe and 3.1% in Asia.
Such real growth rates do not exceed the long-term average growth rates for the countries in which each CGU operates. The value-in-use
represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The real pre-tax
discount rates used range from 6.5% to 8.6% (2019: 6.6% to 8.7%); these rates are in line with the Group’s estimated weighted average cost of capital, arrived at using the Capital Asset Pricing Model.

The 2020 annual goodwill impairment testing process has resulted in our UK CGU in Europe Materials recording an impairment charge of $410 million (2019: $nil million). Our UK business has experienced a sustained period of economic disruption following the Brexit referendum in 2016, the impact of the COVID-19 pandemic and the political uncertainty that presented in the second half of 2020 prior to the UK’s formal withdrawal from the EU. When combined, these have had a significant impact on the growth prospects for this business, resulting in much slower than previously anticipated market recovery leading to a significant reduction in the recoverable amount of this CGU compared with prior years. The assumptions underlying the value-in-use
model projections result in a present value (using a real
pre-tax
discount rate of 7.6%, 2019: 6.8%) of $1,782 million and a related goodwill impairment being recorded of $410 million. A sensitivity analysis, which represents management’s assessment of the economic environment in which this CGU operates is presented below:

		UK CGU
Additional impairment that would arise as a result of:		2020 $m
EBITDA (as defined)* margin	Decrease by 0.5%	69
Reduction in net cash flow	Decrease by 5.0%	85
Pre-tax discount rate	Increase by 0.5%	97

Key sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s strong financial position, its established history of earnings and cash flow generation and the nature of the building materials industry, where product obsolescence is very low. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA (as defined)* margins, net cash flows, discount rates used and the duration of the discounted cash flow model.

Significant under-performance in any of CRH’s major CGUs may give rise to a material write-down of goodwill which would have a substantial impact on the Group’s income and equity, however given the excess headroom on the models the likelihood of this happening is not considered reasonably possible.

Significant goodwill amounts

The goodwill allocated to the Americas Cement and AMAT South (Americas Materials segment) and the
Building Products (Building Products segment) CGUs account for between 11% and 29% of the total carrying amount shown on page
166
. The goodwill allocated to each of the remaining CGUs is less than 10% of the total carrying value in all other cases. The additional disclosures required for the three CGUs with significant goodwill are as follows:

	Americas Cement (i)		AMAT South	Building Products (i)
	2020	2019	2020	2020	2019
Goodwill allocated to the cash-generating unit at balance sheet date	$2,155m	$1,629m	$998m	$2,573m	$2,115m
Discount rate applied to the cash flow projections (real pre-tax)	7.7%	7.6%	8.0%	8.0%	8.4%
Average EBITDA (as defined)* margin over the initial 5-year period	48.5%	39.1%	17.8%	18.3%	18.3%
Value-in-use (present value of future cash flows)	$8,103m	$8,051m	$5,140m	$12,977m	$9,802m
Excess of value-in-use over carrying amount	$3,238m	$4,041m	$2,492m	$7,653m	$5,654m
Long-term growth rates	1.6%	1.8%	1.6%	1.6%	1.8%

(i)	2019 disclosures represent the prior year CGU classification of Americas Cement and Americas Building Products.

The key assumptions and methodology used in respect of these three CGUs are consistent with those described above. The values applied to each of the key estimates and assumptions are specific to the individual CGUs and were derived from a combination of internal and external factors based on historical experience and took into account the cash flows specifically associated with these businesses. The cash flows and annuity-based terminal value were projected in line with the methodology disclosed above.

The Americas Cement, AMAT South and Building Products CGUs are not included in the CGUs referred to in the ‘Sensitivity analysis’ section below. Given the magnitude of the excess of value-in-use
over carrying amount, and our belief that the key assumptions are reasonable, management believes that it is not reasonably possible that there would be a change in the key assumptions such that the carrying amount would exceed the value-in-use.
Consequently no further disclosures relating to sensitivity of the value-in-use
computations for the Americas Cement, AMAT South or Building Products CGUs are considered to be warranted.

Sensitivity analysis

Sensitivity analysis has been performed and results in additional disclosures in respect of three of the total 22 CGUs of which one was also disclosed as sensitive in the prior year. The key assumptions, methodology used and values applied to each of the key assumptions for these CGUs are in line with those outlined above (a
30-year
annuity period has been used). The three CGUs have aggregate goodwill of $915 million at the date of testing. The table below identifies the amounts by which each of the following assumptions may either decline or increase to arrive at a zero excess of the present value of future cash flows over the book value of net assets in the three CGUs selected for sensitivity analysis disclosures:

Three cash-generating units
Reduction in EBITDA (as defined)* margin	1.5 to 3.7 percentage points
Reduction in profit before tax	9.9% to 23.6%
Reduction in net cash flow	8.7% to 21.3%
Increase in pre-tax discount rate	0.9 to 2.2 percentage points

The average EBITDA (as defined)* margin for the aggregate of these three CGUs over the initial five-year period was 22.5%. The value-in-use
(being the present value of the future net cash flows) was $2,865 million and the carrying amount was $2,424 million, resulting in an excess of value-in-use
over carrying amounts.